UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): January 17, 2006

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

000-14136

(Commission file number)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 525 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

ARIES VENTURES INC.

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 17, 2006, Cardium Therapeutics, Inc., a Delaware corporation (“Cardium” or the “Registrant”), completed a merger with its parent corporation, Aries Ventures Inc., a Nevada corporation (“Aries”), whereby Aries was merged with and into Cardium, with Cardium as the surviving entity and the successor issuer of Aries. The merger was effected pursuant to the terms of an Agreement and Plan of Merger dated January 17, 2006, by and between Aries and Cardium.

Following the merger and pursuant to the terms of the Agreement and Plan of Merger, (i) the separate existence of Aries ceased; (ii) Cardium acquired all of the assets and assumed all of the liabilities of Aries and will continue the business of Aries and operate its business as a Delaware corporation under the name, Cardium Therapeutics, Inc.; (iii) the Certificate of Incorporation and Bylaws of Cardium as in effect at the time of the merger became the Certificate of Incorporation and Bylaws of the Registrant following the merger; (iv) the directors and executive officers of Aries in office at the effective time of the merger became the directors and executive officers, respectively, of Cardium; (v) each share of Aries common stock, $0.01 par value per share, issued and outstanding immediately before the merger was automatically converted into and became one share of common stock, $0.0001 par value per share, of Cardium; (vi) each option to acquire shares of Aries’ common stock outstanding immediately before the merger was converted into and became an equivalent option to acquire, upon the same terms and conditions, the number of shares of Cardium’s common stock equal to the number of shares of Aries’ common stock that the optionee would have received had the optionee exercised such option in full immediately before the merger (whether or not such option was then exercisable), and the exercise price per share under each of said options is equal to the exercise price per share thereunder immediately before the merger, unless otherwise provided in the instrument granting such option; (vii) each warrant to acquire shares of Aries’ common stock outstanding immediately before the merger was converted into and became a warrant to acquire, upon the same terms and conditions, the number of shares of Cardium’s common stock equal to the number of shares of Aries’ common stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately before the merger (whether or not such warrant was then exercisable), and the exercise price per share under each of said warrants is equal to the exercise price per share thereunder immediately before the merger, unless otherwise provided in the instrument granting such warrant; (viii) each share of Cardium’s common stock issued and outstanding immediately before the merger and held by Aries was canceled without any consideration being issued or paid therefore; and (ix) each employee benefit plan, incentive compensation plan and other similar plans and each employment agreement to which Aries was a party at the time of the merger was assumed by, and continue as, the plans and agreements of Cardium.

The merger did not result in any change in the business, management, fiscal year, assets, liabilities or location of the principal offices of the Registrant.

The Board of Directors and the stockholders of each of Cardium and Aries approved the merger. Further details are contained in the Definitive Proxy Statement of the Registrant filed with the United States Securities and Exchange Commission on January 6, 2006 (“Proxy Statement”).

Item 3.03	Material Modification to Rights of Security Holders.

Concurrent with the merger, the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Cardium became the new Certificate of Incorporation and Bylaws of the Registrant. The adoption of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Cardium effectively resulted in (i) an increase in the authorized capital stock of the Registrant from 60,000,000 (50,000,000 of common stock and 10,000,000 of preferred stock) to 240,000,000 (200,000,000 of common stock and 40,000,000 of preferred stock); (ii) a change of the par value of the Registrant’s capital stock from $0.01 per share to $0.0001 per share; (iii) a change from a variable range Board of Directors of from three to seven members to a fixed-size Board of Directors of no less than three members and as otherwise determined from time to time by the Board of Directors; (iv) a change in the required vote for proposals with prior Board approval from 50% of the outstanding shares to 50% of the outstanding shares voting thereon; (v) the addition of a provision that directors may only be removed for cause and with stockholder approval; (vi) the addition of an “anti-greenmail” provision that limits the Registrant’s ability to make any stock repurchase from an interested stockholder; and (vii) a requirement that stockholder action be effected at a meeting.

Additional information about the differences between the Articles of Incorporation and Bylaws of Aries as in effect before the merger and the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Registrant as in effect after the merger is set forth in the Proxy Statement.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 17, 2006, the Registrant’s Board of Directors appointed Randall W. Moreadith, M.D., Ph.D. to the positions of Executive Vice President and Chief Medical Officer. Before joining Cardium, Dr. Moreadith served as Chief Medical Officer of Renovis, Inc., a publicly-traded biopharmaceutical company focused on the development of drugs to treat neurological diseases and disorders. Previously, he was co-founder, President and Chief Operating Officer of ThromboGenics Ltd., a company focused on biotherapeutics for the treatment of vascular diseases, and served as Principal Medical Officer of Quintiles, Inc., the world’s leading pharmaceutical services organization, where he co-founded Quintiles’ Cardiovascular Therapeutics Group. He received his M.D. from Duke University and his Ph.D. from Johns Hopkins University, and was a Howard Hughes Medical Institute Postdoctoral Fellow in Genetics at Harvard Medical School. His faculty appointments include the University of Texas Southwestern Medical Center, where he was an Established Investigator of the American Heart Association.

In addition, at an Annual Meeting of Stockholders held on January 17, 2006, stockholders elected a new Board of Directors. The Registrant’s newly-elected Board consists of the following seven directors: (1) Tyler M. Dylan, Ph.D., J.D. (Cardium’s co-founder, Chief Business Officer and General Counsel, who was formerly an executive officer of Collateral Therapeutics, Inc. and a partner of Morrison & Foerster LLP); (2) Edward W. Gabrielson, M.D. (physician and professor at the Johns Hopkins University School of Medicine); (3) Murray H. Hutchison (a director of Jack in the Box, Inc. and of Cadiz, Inc., formerly Chairman and CEO of International Technology Corp.); (4) Gerald J. Lewis (a director of the AIM Mutual Funds and former Justice of the California Court of Appeal); (5) Lon E. Otremba (principal partner of a management advisory firm and formerly an executive officer of Muzak LLC and of Time Warner); (6) Christopher J. Reinhard (Cardium’s co-founder and its Chairman and Chief Executive Officer, formerly an executive officer of Collateral Therapeutics, Inc. and of the Henley Group); and (7) Ronald I. Simon, Ph.D. (a director of WFS Financial Inc. and American Independence Corp.). More information about the new members of the Board of Directors is set forth in the Proxy statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Items 1.01 and 3.03 of this Current Report and the Proxy Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description	Incorporated By Reference To

2.1	Agreement and Plan of Merger dated January 17, 2006, between Aries Ventures Inc. and Cardium Therapeutics, Inc.	Exhibit 2.4 of the Registrant’s Registration Statement on Form SB-2, filed with the Commission on January 18, 2006

2.2	Certificate of Merger of Domestic and Foreign Corporation as filed with the Delaware Secretary of State on January 17, 2006	Exhibit 2.5 of the Registrant’s Registration Statement on Form SB-2, filed with the Commission on January 18, 2006

3(i)	Second Amended and Restated Certificate of Incorporation of Cardium Therapeutics, Inc.	Exhibit 3(i) of the Registrant’s Registration Statement on Form SB-2, filed with the Commission on January 18, 2006

3(ii)	Amended and Restated Bylaws of Cardium Therapeutics, Inc.	Exhibit 3(ii) of the Registrant’s Registration Statement on Form SB-2, filed with the Commission on January 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: January 23, 2006	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard President and Chief Executive Officer